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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 29, 2004



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

                    (as depositor under the Trust Agreement,
           dated as of December 1, 2004, providing for the issuance of
                   MASTR Seasoned Securitization Trust 2004-2
               Mortgage Pass-Through Certificates, Series 2004-2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-106982-57            06-1204982
-------------------------------      -------------      ----------------------
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
        Incorporation)               File Number)       Identification Number)


1285 Avenue of the Americas
    New York, New York                          10019
---------------------------           ---------------------------


Registrant's telephone number, including area code: (212) 713-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Trust Assetsl

         On December 29, 2004, a single series of certificates, entitled MASTR Seasoned Securitization Trust 2004-2, Mortgage Pass-Through Certificates, Series 2004-2 (the "Certificates"), were issued pursuant to a trust agreement, dated as of December 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, between Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor") and Wells Fargo Bank, N.A. as trustee and securities intermediary. The Certificates consist of five classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class PO Certificates" and "Class A-R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of five classes of previously issued mortgage pass-through certificates (the "Trust Assets") representing a senior ownership interest in a pool of conventional, one- to four- family, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Trust Assets consist of mortgage pass-through certificates having an aggregate principal balance of approximately $430,417,000 as of December 29, 2004 (the "Reference Date"). The Trust Assets were purchased pursuant to the Securities Purchase Agreement, dated December 29, 2004 (the "Securities Purchase Agreement"), between UBS Securities LLC as seller ("UBSLLC") and the Depositor as purchaser. The Certificates were sold by the Depositor to UBS LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 23, 2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Principal Balances and Pass-Through Rates:

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                       INITIAL CERTIFICATE       INITIAL PASS-
                        PRINCIPAL BALANCE        THROUGH RATE
                        -----------------        ------------
Class A-1               $341,652,010             6.500%
Class A-2               $50,000,000              6.500%
Class A-3               $2,500,000               6.500%
Class PO                $364,168                 N/A
Class A-R               $100                     N/A


         The Certificates, the Trust Assets and the Mortgage Loans are more particularly described in the Prospectus, dated October 25, 2004 and the Prospectus Supplement, dated December 23, 2004 (the "Prospectus Supplement"), as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

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Exhibit No.                     Description
-----------                     -----------

4.1 Trust Agreement, dated as of December 1, 2004, by and between Mortgage Asset Securitization Transactions,
                                Inc. as depositor (the "Depositor")
                                and Wells Fargo Bank, N.A. as trustee
                                and securities intermediary, relating
                                to the MASTR Seasoned Securitization
                                Trust 2004-2, Mortgage Pass-Through
                                Certificates, Series 2004-2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 29, 2004


                                         MORTGAGE ASSET SECURITIZATION
                                         TRANSACTIONS, INC.


                                         By: /s/ Peter Ma
                                            ---------------------------
                                         Name:  Peter Ma
                                         Title: Director


                                         By: /s/ Hugh Corcoran
                                            ---------------------------
                                         Name:  Hugh Corcoran
                                         Title: Managing Director

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                                INDEX TO EXHIBITS


                                                                                          Sequentially
Exhibit No.                                Description                                   Numbered Page
-----------                                -----------                                   -------------
    4.1           Trust Agreement,  dated as of December 1, 2004, by and between               7
                  Mortgage Asset Securitization Transactions,  Inc. as depositor
                  (the  "Depositor")  Wells  Fargo  Bank,  N.A.  as trustee  and securities administrator, relating to the MASTR Seasoned
                  Securitization Trust 2004-2, Mortgage Pass-Through
                  Certificates, Series 2004-2.